UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________________________

FORM 8-K/A

Amendment Number One

_______________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  June 1, 2021

Earliest Event Date requiring this Report: May 25, 2021

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	000-28331	84-1047159
(State of Incorporation of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.

431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441

(Address of principal executive offices)

(954) 570-8889, Ext. 313

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment Number One to the Current Report on Form 8-K is filed solely to report the number of shares of Common Stock representing the written consents tendered to approve the corporate actions described in Item 5.07 below and the percentage of issued shares of Common Stock cast in favor of those corporate actions. Besides the change of the date of this report and signature date below, there are no other changes to Current Report on Form 8-K as filed by Capstone Companies, Inc. on May 28, 2021 with the Commission.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2021, and pursuant to a written consent solicitation to less than 10 holders of record of Common Stock, $0.0001, ("Common Stock") of Capstone Companies, Inc., a Florida corporation, ("Company"), the Company received sufficient written consents from holders of the Common Stock to elect the director nominees listed in Item 5.07 below. All of the above nominees are incumbent directors of the Company.  They were elected to a term of one year commencing when they assume office and ending in 2022 when their successors are elected and assume office. The Company will be filing an Information Statement with the Commission to disclose information required under Regulation 14A of the Securities Exchange Act of 1934, as amended, and Schedule 14C thereunder.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

As disclosed in Item 5.02 above, the following nominees for election to the Company's Board of Directors were elected by written consents from 10 holders or fewer of shares of the Common Stock with sufficient voting power to elect directors. All proposals received affirmative vote of 50.3% of shares issued as of the record date.

Name of Director Nominee	Votes FOR	Votes AGAINST	Votes ABSTAIN
Stewart Wallach	24,522,997	0	0
James McClinton	24,522,997	0	0
Jeffrey Postal	24,522,997	0	0
Jeffrey Guzy	24,522,997	0	0
Larry Sloven	24,522,997	0	0
TOTAL

Pursuant to the same written consent solicitation described in Item 5.02 above, the holders of Common Stock with sufficient voting power approved by written consent the following matters:

Ratification of Public Auditors.  The ratification of D. Brooks & Associates, CPAs, as the auditors of the Company for fiscal year 2021 was approved.  The written consent vote, as of May 25, 2021, was:

Written Consent Vote	Votes FOR	Votes AGAINST	Votes ABSTAIN
Totals:	24,522,997	0	0

Say on Pay Vote.  Written consents cast for approval of compensation of named executives of Company, being the Chief Executive Officer and Chief Financial Officer, in a non-binding advisory vote were:

Written Consent Vote	Votes FOR	Votes AGAINST	Votes ABSTAIN
Totals:	24,522,997	0	0

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Item 7.01     Regulation FD Disclosure

As a matter of Company policy, the Company does not selectively respond to a public or shareholder inquiry or comment about public market trading activity in shares of the Company’s Common Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., a Florida corporation

By: /s/ Stewart Wallach

Stewart Wallach, Chief Executive Officer

Dated: June 1, 2021

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